UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 3, 2009
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
200 North 33rd Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Mercantile Bancorp, Inc. (the “Company”) announced in a press release dated February 3, 2009 that it is seeking shareholder approval to create 100,000 shares of preferred stock and add 2 million shares to its current authorized base of 12 million shares of common stock. The Company currently has 8,703,330 shares issued and outstanding and maintains 3,296,670 available for issuance.
     The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Exhibits
     (c) Exhibits:

Exhibit
Number	Description

99.1	Press Release issued by Mercantile Bancorp, Inc. dated February 3, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.

By: Name: Title:	/s/ Ted T. Awerkamp Ted T. Awerkamp President and Chief Executive Officer
Date: February 3, 2009

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